UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 15, 2010

PERVASIVE SOFTWARE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23043	74-2693793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12365 Riata Trace Parkway

Building B, Austin, Texas 78727

(Address of principal executive offices, including zip code)

(512) 231-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders of Pervasive Software Inc. (“Pervasive”) was held on November 15, 2010. At the meeting:

(1) 2 persons were elected to serve as Class I directors of Pervasive;

(2) the amendment to Pervasive’s 2006 Equity Incentive Plan to increase the number of authorized shares issuable by 800,000 was approved; and

(3) the selection of Grant Thornton LLP to serve as Pervasive’s independent registered public accounting firm for the fiscal year ending June 30, 2010 was ratified.

Set forth below, with respect to each matter, are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, applicable to each item.

(1) Election of Directors

Nominee	Votes For	Votes Withheld	%Votes For
David R. Bradford	11,367,395	193,354	98.33%
John E. Farr	11,367,103	193,646	98.32%

(2) Amendment to Pervasive’s 2006 Equity Incentive Plan

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	%Votes For
6,495,360	5,049,668	15,721	11,837,797	56.18%

(3) Appointment of Grant Thornton as Pervasive’s auditors for the fiscal year ending June 30, 2011.

Votes For	Votes Against	Votes Abstaining	% Votes For
14,339,799	27,932	44,103	99.8%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIVE SOFTWARE INC.

By:	/S/ RANDY JONKERS
Randy Jonkers
Chief Financial Officer

Date: November 18, 2010

3